UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 17, 2004

                             Kronos Worldwide, Inc.
             (Exact name of Registrant as specified in its charter)

    Delaware                         1-31763                  76-0294959
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification
 incorporation) No.)

5430 LBJ Freeway, Suite 1700 Dallas, Texas                 75240-2697
 (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[    ]    Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits.

   (c) Exhibits.

       Item No.     Exhibit Index
       ----------   ----------------------------------------

       10.1 First Amendment Agreement, dated September 3, 2004, Relating to a Facility Agreement dated June 25, 2002 among Kronos Titan GmbH, Kronos Europe S.A./N.V., Kronos Titan AS and Titania A/S, as borrowers, Kronos Titan GmbH, Kronos Europe S.A./N.V. and Kronos Norge AS, as guarantors, Kronos Denmark ApS, as security provider, with Deutsche Bank Luxembourg S.A., acting as agent.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kronos Worldwide, Inc
                                  (Registrant)




                              By:  /s/ Gregory M. Swalwell
                                   ----------------------------
                                   Gregory M. Swalwell
                                   Vice President, Finance
                                   and Chief Financial Officer





Date:  November 17, 2004

                                Index of Exhibits



     Item No.       Exhibit Index
     ----------     ----------------------------------------
     10.1           First Amendment Agreement, dated September 3, 2004, Relating to a Facility  Agreement  dated June 25,  2002 among  Kronos
                    Titan GmbH,  Kronos  Europe  S.A./N.V.,  Kronos Titan AS and
                    Titania A/S, as borrowers,  Kronos Titan GmbH, Kronos Europe
                    S.A./N.V. and Kronos Norge AS, as guarantors, Kronos Denmark
                    ApS, as security  provider,  with Deutsche  Bank  Luxembourg
                    S.A., acting as agent.